UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

EXACTUS, INC.
(Exact name of the registrant as specified in its charter)

Nevada	000-55828	27-1085858
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 455-4822

_____________________________________________________________________
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02
Unregistered Sales of Equity Securities

In our Current Report on Form 8-K filed November 3, 2020, we reported that we had issued shares of common stock to our Interim CEO and Director, Emiliano Aloi, in exchange for a payment of $35,000. This report was made in error. The funds advanced to the Company by Mr. Aloi were intended as a loan to the Company. No shares of common stock were authorized or issued to Mr. Aloi in connection with this loan, and the loan is not convertible to shares of our common stock. We anticipate that the specific terms of the loan will be finalized and documented in the near future.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of CertainOfficers; Compensatory Arrangements of Certain Officers

On December 8, 2020, Emiliano Aloi resigned from his positions as our Interim Chief Executive Officer and a member of our Board of Directors, effective immediately. There were no known disagreements with Mr. Aloi regarding any matter relating to our operations, policies, or practices.

SECTION 7 - REGULATION FD

Item 7.01
Regulation FD Disclosure

On December 10, 2020, we released the press release furnished herewith as Exhibit 99.1, which discusses steps we are taking to re-align our business structure and to explore additional strategic options. The strategic options under review may include asset disposals, re-financings, mergers, and or acquisitions. Also on December 10, 2020, we released a presentation on our new Marketing Automation & Sales System, which is a system designed to automate workflow for the CBD industry and reduce required headcount in sales and marketing departments. A copy of the presentation is furnished herewith as Exhibit 99.2

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Issued December 10, 2020
99.2	Presentation Marketing Automation & Sales System

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXACTUS, INC.
Date: December 10, 2020	By: /s/ Kenneth Puzder Kenneth Puzder Chief Financial Officer